NOTICE OF GUARANTEED DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)
                                       OF
                           SHARES OF COMMON STOCK OF

                            GARDEN RIDGE CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 26, 1999

     This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

          (a) certificates for shares of Common Stock, $.01 par value per share (the "Shares"), of Garden Ridge Corporation (the "Company") are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis; or

          (b) the procedure for book-entry transfer (set forth in Section 3 of the Company's Offer to Purchase dated August 26, 1999 (the "Offer to Purchase")) cannot be completed on a timely basis; or

          (c) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Depositary prior to the Expiration Date.

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

              BY MAIL:                               BY HAND:                       BY OVERNIGHT DELIVERY:
      Reorganization Department             Reorganization Department             Reorganization Department
            P.O. Box 3301                          120 Broadway                       85 Challenger Road
     South Hackensack, NJ 07606                     13th Floor                         Mail Drop-Reorg.
                                                New York, NY 10271                Ridgefield Park, NJ 07660

                           BY FACSIMILE TRANSMISSION:
                                 (201) 296-4293
                        (For Eligible Institutions Only)

                        CONFIRM FACSIMILE BY TELEPHONE:
                                 (201) 296-4860

                    THE INFORMATION AGENT FOR THE OFFER IS:
                    CHASEMELLON CONSULTING SERVICES, L.L.C.

                              450 West 33rd Street
                                   14th Floor
                               New York, NY 10001

BANKS OR BROKERS CALL: (212) 273-8083       FOR INFORMATION CALL TOLLFREE: (877) 698-6865

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase.
--------------------------------------------------------------------------------
                                    ODD LOTS

     To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record as of the close of business on August 25, 1999 and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

    [ ] was the beneficial or record owner of, as of the close of business on August 25, 1999, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

    [ ] is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on August 25, 1999, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.
--------------------------------------------------------------------------------
(Please type or print)
Certificate Nos. (if available):  ______________________________________________

________________________________________________________________________________

________________________________________________________________________________

Name(s): _______________________________________________________________________

________________________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________
Area Code(s) and Telephone Number(s): __________________________________________

________________________________________________________________________________

________________________________________________________________________________

Signature(s): __________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated: _________________________________________________________________________

--------------------------------------------------------------------------------
         If Shares will be tendered by
         book-entry transfer, fill in the
         applicable account number, below:

         The Depository Trust Company

         DTC Account Number:____________________

         Transaction Code Number:_______________

--------------------------------------------------------------------------------

                               DELIVERY GUARANTEE
                   (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

     THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), GUARANTEES THE DELIVERY TO THE DEPOSITARY OF THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES TENDERED HEREBY HAVE BEEN DELIVERED PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE OFFER TO PURCHASE INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN THREE (3) NEW YORK STOCK EXCHANGE, INC. TRADING DAYS OF THE DATE HEREOF.

     THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES REPRESENTING SHARES TO THE DEPOSITARY WITHIN THE TIME PERIOD SET FORTH HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

        Authorized Signature:  _________________________________________
        Name:  _________________________________________________________
                                 (PLEASE PRINT)
        Title:  ________________________________________________________
        Name of Firm:  _________________________________________________
        Address:  ______________________________________________________
        ________________________________________________________________
                              (INCLUDING ZIP CODE)
        Area Code and Telephone Number:  __________________
        Date: __________________, 1999

NOTE: DO NOT SEND NOT SEND CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES
      MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

                                       3